EXHIBIT 10.3

TNP SRT WOODLAND WEST, LLC, as grantor (Borrower)

to

REBECCA S. CONRAD, as trustee (Trustee)

for the benefit of

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as beneficiary (Lender)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS

AND SECURITY AGREEMENT

Dated:	As of February 3, 2012
Location:	Arlington, Texas
County:	Tarrant

PREPARED BY AND UPON RECORDATION RETURN TO: Katten Muchin Rosenman LLP 550 South Tryon Street, Suite 2900 Charlotte, North Carolina 28202 Attention: Daniel S. Huffenus, Esq.

ATTENTION: COUNTY CLERK -THIS DEED OF TRUST ALSO CONSTITUTES AND IS FILED AS A FIXTURE FILING UNDER THE TEXAS UNIFORM COMMERCIAL CODE. AS SUCH, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A DEED OF TRUST, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF BORROWER (DEBTOR) AND LENDER (SECURED PARTY) ARE SET FORTH IN THIS INSTRUMENT.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVERS LICENSE NUMBER.

DEED OF TRUST, ASSIGNMENT OF LEASES

AND RENTS AND SECURITY AGREEMENT

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Deed of Trust”) is made as of this 3rd day of February, 2012, by TNP SRT WOODLAND WEST, LLC, a Delaware limited liability company, having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614, as Grantor (“Borrower”) to REBECCA S. CONRAD, having an address at 2001 Bryan Street, Suite 1700, Dallas, Texas, 75201, as Trustee (“Trustee”) for the benefit of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179, as beneficiary (together with its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, this Deed of Trust is given to secure a loan (the “Loan”) in the principal sum of TEN MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($10,200,000.00) advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”) and evidenced by that certain Promissory Note, dated the date hereof, made by Borrower in favor of Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Note”);

WHEREAS, Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents (as herein defined); and

WHEREAS, this Deed of Trust is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed of Trust (the Loan Agreement, the Note, this Deed of Trust and all other documents evidencing or securing the Debt (including all additional mortgages, deeds to secure debt and assignments of leases and rents) or executed or delivered in connection therewith, are hereinafter referred to collectively as the “Loan Documents”).

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Deed of Trust:

ARTICLE 1 - GRANTS OF SECURITY

Section 1.1 Property Conveyed. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey, WITH POWER OF SALE, to Trustee for the benefit of Lender and its successors and assigns, to and under the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Deed of Trust;

(c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e) Equipment. All “goods” and “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;

(f) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;

(g) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Deed of Trust and all proceeds and products of the above;

(h) Leases and Rents. All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(k) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(l) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

(m) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(n) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting or pertaining to any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

(o) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(p) Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including, without limitation, the Lockbox Account and the Cash Management Account, together with all deposits or wire transfers made to such accounts, all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(q) Letter of Credit. All letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.1;

(r) Tort Claims. All commercial tort claims Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.1; and

(s) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (r) above.

AND without limiting any of the other provisions of this Deed of Trust, to the extent permitted by applicable law, Borrower expressly grants to Lender as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Deed of Trust be deemed conclusively to be real estate and subject to this Deed of Trust.

Section 1.2 Assignment of Rents. Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Cash Management Agreement and Section 7.1(h) of this Deed of Trust, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents and Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.3 Security Agreement. This Deed of Trust is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Deed of Trust, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property and other property constituting the Property, whether now owned or hereafter acquired, to the full extent that the Fixtures, the Equipment and the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys’ fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Borrower’s (debtor’s) principal place of business is as set forth on page one hereof and the address of Lender (secured party) is as set forth on page one hereof.

Section 1.4 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Deed of Trust, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5 Pledges of Monies Held. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender, including, without limitation, any sums deposited in the Lockbox Account, the Cash Management Account, the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Deed of Trust or the Loan Agreement.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto Trustee for the use and benefit of Lender, and its successors and assigns, forever;

IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Loan Agreement, the Note and in this Deed of Trust.

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Deed of Trust, shall well and truly perform the Other Obligations as set forth in this Deed of Trust and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

Section 2.1 Debt. This Deed of Trust and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

Section 2.2 Other Obligations. This Deed of Trust and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the “Other Obligations”):

(a) the performance of all other obligations of Borrower contained herein;

(b) the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and

(c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3 Debt and Other Obligations. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

ARTICLE 3 - BORROWER COVENANTS

Borrower covenants and agrees that:

Section 3.1 Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Deed of Trust.

Section 3.2 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

Section 3.3 Insurance. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

Section 3.4 Maintenance of Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

Section 3.5 Waste. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Deed of Trust. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

Section 3.6 Payment for Labor and Materials.

(a) Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

(b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Deed of Trust or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

Section 3.7 Performance of Other Agreements. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

Section 3.8 Change of Name, Identity or Structure. Borrower shall not change Borrower’s name, identity (including its trade name or names) or, if not an individual, Borrower’s corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower’s structure, without first obtaining the prior written consent of Lender. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

Section 3.9 Title. Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear all Liens (as defined in the Loan Agreement) whatsoever except the Permitted Encumbrances (as defined in the Loan Agreement), such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the Property or Borrower’s ability to repay the Loan. This Deed of Trust, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting the Property which are past due and are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents unless such claims for payments are being contested in accordance with the terms and conditions of this Deed of Trust.

Section 3.10 Letter of Credit Rights. If Borrower is at any time a beneficiary under a letter of credit relating to the properties, rights, titles and interests referenced in Section 1.1 of this Deed of Trust now or hereafter issued in favor of Borrower, Borrower shall promptly notify Lender thereof and, at the request and option of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit or (ii) arrange for Lender to become the transferee beneficiary of the letter of credit, with Lender agreeing, in each case that the proceeds of any drawing under the letter of credit are to be applied as provided in Section 7.2 of this Deed of Trust.

ARTICLE 4 - OBLIGATIONS AND RELIANCES

Section 4.1 Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

Section 4.2 No Reliance on Lender. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property.

Section 4.3 No Lender Obligations.

(a) Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

(b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Deed of Trust, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

Section 4.4 Reliance. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Deed of Trust in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.

ARTICLE 5 - FURTHER ASSURANCES

Section 5.1 Recording of Deed of Trust, etc. Borrower forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Deed of Trust, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2 Further Acts, Etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, such rights and remedies available to Lender pursuant to this Section 5.2.

Section 5.3 Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a) If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

(b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Deed of Trust, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

Section 5.4 Severing of Deed of Trust. The provisions of Section 8.2(c) of the Loan Agreement are hereby incorporated by reference herein.

Section 5.5 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

ARTICLE 6 - DUE ON SALE/ENCUMBRANCE

Section 6.1 Lender Reliance. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

Section 6.2 No Sale/Encumbrance. Neither Borrower nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred other than as expressly permitted pursuant to the terms of the Loan Agreement.

ARTICLE 7 - RIGHTS AND REMEDIES UPON DEFAULT

Section 7.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender (or Trustee on behalf of Lender) may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a) declare the entire unpaid Debt to be immediately due and payable;

(b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Deed of Trust under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Deed of Trust for the balance of the Debt not then due, unimpaired and without loss of priority;

(d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Deed of Trust or the other Loan Documents;

(g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor or any indemnitor with respect to the Loan or of any Person liable for the payment of the Debt;

(h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

(i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

(j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Deed of Trust or any other Loan Document to the payment of the following items in any order in its sole discretion: (i)

Taxes and Other Charges; (ii) Insurance Premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; and (v) all other sums payable pursuant to the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Deed of Trust;

(k) pursue such other remedies as Lender may have under applicable law;

(l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or

(m) under the power of sale hereby granted, Lender or Trustee shall have the discretionary right to cause some or all of the Property, including any Personal Property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.2 Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Deed of Trust or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 7.3 Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default, or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Deed of Trust and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 7.4 Actions and Proceedings. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 7.5 Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

Section 7.6 Examination of Books and Records. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located. This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

Section 7.7 Other Rights, etc.

(a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower or any guarantor or any indemnitor with respect to the Loan to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed of Trust or the other Loan Documents.

(b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender’s possession.

(c) Lender or Trustee may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Deed of Trust. The rights of Lender or Trustee under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.8 Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Deed of Trust shall continue as a lien and security interest in the remaining portion of the Property.

Section 7.9 Violation of Laws. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

Section 7.10 Recourse and Choice of Remedies. Notwithstanding any other provision of this Deed of Trust or the Loan Agreement, including, without limitation, Section 9.3 of the Loan Agreement, to the fullest extent permitted by applicable law, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower contained in Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower. The provisions of Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Deed of Trust or the other Loan Documents, and Borrower is fully and personally liable for the obligations pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement. The liability of Borrower pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article 9 herein.

Section 7.11 Right of Entry. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

ARTICLE 8 - PREPAYMENT

Section 8.1 Prepayment. The Debt may not be prepaid in whole or in part except in accordance with the express terms and conditions of the Loan Agreement.

ARTICLE 9 - INDEMNIFICATION

Section 9.1 General Indemnification. BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT (WITH LEGAL COUNSEL REASONABLY ACCEPTABLE TO LENDER), DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, SUITS, LIABILITIES (INCLUDING, WITHOUT LIMITATION, STRICT LIABILITIES), ACTIONS, PROCEEDINGS, OBLIGATIONS, DEBTS, DAMAGES, LOSSES, COSTS, EXPENSES, DIMINUTIONS IN VALUE, FINES, PENALTIES, CHARGES, FEES, EXPENSES, JUDGMENTS, AWARDS, AMOUNTS PAID IN SETTLEMENT, PUNITIVE DAMAGES, FORESEEABLE AND UNFORESEEABLE CONSEQUENTIAL DAMAGES, OF WHATEVER KIND OR NATURE (INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS’ FEES AND OTHER COSTS OF DEFENSE) (COLLECTIVELY, THE “LOSSES”) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY ONE OR MORE OF THE FOLLOWING: (A) OWNERSHIP OF THIS DEED OF TRUST, THE PROPERTY OR ANY INTEREST THEREIN OR RECEIPT OF ANY RENTS; (B) ANY AMENDMENT TO, OR RESTRUCTURING OF, THE DEBT, THE NOTE, THE LOAN AGREEMENT, THIS DEED OF TRUST, OR ANY OTHER LOAN DOCUMENTS; (C) ANY AND ALL LAWFUL ACTION THAT MAY BE TAKEN BY LENDER IN CONNECTION WITH THE ENFORCEMENT OF THE PROVISIONS OF THIS DEED OF TRUST, THE LOAN AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER OR NOT SUIT IS FILED IN CONNECTION WITH SAME, OR IN CONNECTION WITH BORROWER, ANY GUARANTOR OR ANY INDEMNITOR PERSON AND/OR ANY PARTNER, JOINT VENTURER OR SHAREHOLDER THEREOF BECOMING A PARTY TO A VOLUNTARY OR INVOLUNTARY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING; (D) ANY ACCIDENT, INJURY TO OR DEATH OF PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE PROPERTY OR ANY PART THEREOF OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (E) ANY USE, NONUSE OR CONDITION IN, ON OR ABOUT THE PROPERTY OR ANY PART THEREOF OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (F) ANY FAILURE ON THE PART OF BORROWER TO PERFORM OR BE IN COMPLIANCE WITH ANY OF THE TERMS OF THIS DEED OF TRUST, THE NOTE, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (G) PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF

ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE PROPERTY OR ANY PART THEREOF; (H) THE FAILURE OF ANY PERSON TO FILE TIMELY WITH THE INTERNAL REVENUE SERVICE AN ACCURATE FORM 1099-B, STATEMENT FOR RECIPIENTS OF PROCEEDS FROM REAL ESTATE, BROKER AND BARTER EXCHANGE TRANSACTIONS, WHICH MAY BE REQUIRED IN CONNECTION WITH THIS DEED OF TRUST, OR TO SUPPLY A COPY THEREOF IN A TIMELY FASHION TO THE RECIPIENT OF THE PROCEEDS OF THE TRANSACTION IN CONNECTION WITH WHICH THIS DEED OF TRUST IS MADE; (I) ANY FAILURE OF THE PROPERTY TO BE IN COMPLIANCE WITH ANY LEGAL REQUIREMENTS; (J) THE ENFORCEMENT BY ANY INDEMNIFIED PARTY OF THE PROVISIONS OF THIS ARTICLE 9; (K) ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY LEASE; (L) THE PAYMENT OF ANY COMMISSION, CHARGE OR BROKERAGE FEE TO ANYONE CLAIMING THROUGH BORROWER WHICH MAY BE PAYABLE IN CONNECTION WITH THE FUNDING OF THE LOAN; OR (M) ANY MISREPRESENTATION MADE BY BORROWER IN THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT. ANY AMOUNTS PAYABLE TO LENDER BY REASON OF THE APPLICATION OF THIS SECTION 9.1 SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND SHALL BEAR INTEREST AT THE DEFAULT RATE FROM THE DATE LOSS OR DAMAGE IS SUSTAINED BY LENDER UNTIL PAID.

Section 9.2 Mortgage and/or Intangible Tax. BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY TAX ON THE MAKING AND/OR RECORDING OF THIS DEED OF TRUST, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, BUT EXCLUDING ANY INCOME, FRANCHISE OR OTHER SIMILAR TAXES. BORROWER HEREBY AGREES THAT, IN THE EVENT THAT IT IS DETERMINED THAT ANY DOCUMENTARY STAMP TAXES OR INTANGIBLE PERSONAL PROPERTY TAXES ARE DUE HEREON OR ON ANY MORTGAGE OR PROMISSORY NOTE EXECUTED IN CONNECTION HEREWITH (INCLUDING, WITHOUT LIMITATION, THE NOTE), BORROWER SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FOR ALL SUCH DOCUMENTARY STAMP AND/OR INTANGIBLE TAXES, INCLUDING ALL PENALTIES AND INTEREST ASSESSED OR CHARGED IN CONNECTION THEREWITH.

Section 9.3 ERISA Indemnification. BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND COSTS INCURRED IN THE INVESTIGATION, DEFENSE, AND

SETTLEMENT OF LOSSES INCURRED IN CORRECTING ANY PROHIBITED TRANSACTION OR IN THE SALE OF A PROHIBITED LOAN, AND IN OBTAINING ANY INDIVIDUAL PROHIBITED TRANSACTION EXEMPTION UNDER ERISA THAT MAY BE REQUIRED, IN LENDER’S SOLE DISCRETION) THAT LENDER MAY INCUR, DIRECTLY OR INDIRECTLY, AS A RESULT OF A BREACH OF ANY OF THE REPRESENTATIONS MADE UNDER SECTION 4.1.9 OF THE LOAN AGREEMENT OR A BREACH OF ANY NEGATIVE COVENANTS CONTAINED IN SECTION 5.2.9 OF THE LOAN AGREEMENT.

Section 9.4 Duty to Defend; Attorneys’ Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower’s consent, which consent shall not be unreasonably withheld. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

Section 9.5 Environmental Indemnity. Simultaneously with this Deed of Trust, Borrower and Guarantor have executed that certain Environmental Indemnity. The obligations of Borrower and Guarantor under the Environmental Indemnity are not part of the Debt and are not secured by this Deed of Trust.

ARTICLE 10 - WAIVERS

Section 10.1 Waiver of Counterclaim. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Deed of Trust, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

Section 10.2 Marshalling and Other Matters. To the extent permitted by applicable law, Borrower hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

Section 10.3 Waiver of Notice. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

Section 10.4 Waiver of Statute of Limitations. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

Section 10.5 Survival. The indemnifications made pursuant to Sections 9.1, 9.2 and 9.3 herein shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any of the following: any satisfaction or other termination of this Deed of Trust, any assignment or other transfer of all or any portion of this Deed of Trust or Lender’s interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender’s rights and remedies pursuant hereto including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Deed of Trust, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

ARTICLE 11 - EXCULPATION

The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.

ARTICLE 12 - NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 13 - APPLICABLE LAW

Section 13.1 Governing Law. This Deed of Trust shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

Section 13.2 Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

Section 13.3 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed of Trust or any application thereof shall be invalid or unenforceable, the remainder of this Deed of Trust and any other application of the term shall not be affected thereby.

ARTICLE 14 - DEFINITIONS

All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Deed of Trust,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

ARTICLE 15 - MISCELLANEOUS PROVISIONS

Section 15.1 No Oral Change. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.2 Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

Section 15.3 Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Deed of Trust shall be construed without such provision.

Section 15.4 Headings, Etc. The headings and captions of various Sections of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 15.5 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 15.6 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

Section 15.7 Entire Agreement. The Note, the Loan Agreement, this Deed of Trust and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents.

Section 15.8 Limitation on Lender’s Responsibility. No provision of this Deed of Trust shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”

ARTICLE 16 - DEED OF TRUST PROVISIONS

Section 16.1 Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee who shall be vested with all the right, title, estate, powers, privileges and duties of the Trustee without the necessity of any conveyance from the Trustee or any successor or substitute. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

Section 16.2 Trustee’s Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

Section 16.3 Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (a) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Deed of Trust or the Other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (b) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (c) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith and (d) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered.

Section 16.4 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 16.5 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

Section 16.6 Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee’s place.

ARTICLE 17 - STATE-SPECIFIC PROVISIONS

Section 17.1 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 17 and the terms and conditions of this Deed of Trust, the terms and conditions of this Article 17 shall control and be binding.

Section 17.2 Assignment of Leases and Rents Amended. The assignments of Leases and Rents set forth in this Deed of Trust are not intended to constitute payment to Lender or Trustee unless Borrower’s license to collect Rents is terminated, and then only to the extent that the Rents are actually received by Lender (as opposed to constituting a portion of the voluntary payments of principal and interest on the Note) and are not used for the operation or maintenance of the Property or for the payment of costs and expenses in connection therewith, taxes, assessments, water charges, sewer rents, and other charges levied, assessed or imposed against the Property, insurance premiums, costs and expenses with respect to any litigation affecting the Property, the Leases, the concessions, and the Rent, any wages and salaries of employees, commissions of agents and attorneys fees. It is further the intent of Borrower and Lender that the Rents hereby absolutely assigned are no longer, during the term of this Deed of Trust, property of Borrower or property of any estate of Borrower as defined in 11 U.S.C. § 541 and shall not constitute collateral, cash or otherwise, of Borrower. The term Rents as used herein shall mean the gross rents without deduction or offsets of any kind.

Section 17.3 Additional Remedy Provisions.

(a) Delivery Upon Sale. Upon the completion of any sale or sales pursuant hereto, Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold by general warranty of title. Trustee shall make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer. Any sale or sales made under or by virtue of this section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

(b) Option to Bid. Upon any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Deed of Trust.

(c) Remaining Liens. No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Deed of Trust upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

(d) No Waiver of Remedies. Subject to Article 11, Lender may resort to any remedies and the security given by the Note, the Loan Agreement, this Deed of Trust or the other Loan Documents in whole or in part, and in such portions and in such order as determined by Lender’s sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, the Loan Agreement, this Deed of Trust or any of the other Loan Documents. The failure of Lender to exercise any right, remedy or option provided in the Note, the Loan Agreement, this Deed of Trust or any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, the Loan Agreement, this Deed of Trust or the other Loan Documents. No payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Borrower, or Borrower’s liability to pay such obligation. No sale of all or any portion of the Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Property or the liability of Borrower to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Lender in exercising its rights and remedies under this Deed of Trust (including reasonable attorneys’ fees and disbursements to the extent permitted by law), shall be paid by Borrower promptly upon written notice from Lender, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Deed of Trust.

(e) No Waiver Continued. The interests and rights of Lender under the Note, the Loan Agreement, this Deed of Trust or in any of the other Loan Documents shall not be impaired by any indulgence, including (A) any renewal, extension or modification which Lender may grant with respect to any of the Debt, (B) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Property or any portion thereof; or (C) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

(f) Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Lender may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

(i) Public Sale. Trustee is hereby authorized and empowered, and it shall be Trustee’s special duty, upon such request of Lender, to sell the Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust. Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices, and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. In the event there is a foreclosure sale hereunder and at the time of such sale Borrower or Borrower’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the property by, through or under Borrower are occupying or using the Property, or any part thereof, without the right to do so, the purchaser at said foreclosure sale shall be entitled to institute and maintain an action for forcible entry and detainer of said property in the Justice of the Peace Court in the Justice Precinct in which such property, or any part thereof, is situated.

(ii) Right to Require Proof of Financial Ability and/or Cash Bid. To the extent permitted by applicable law, any time during the bidding, the Trustee may require a bidding party (A) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (B) to demonstrate reasonable evidence of the bidding party’s financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the “Questioned Bidder”) declines to comply with the Trustee’s requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee’s sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the

Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee’s sole and absolute discretion, determine that a credit bid may be in the best interest of the Borrower and Lender, and elect to sell the Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

(iii) Sale Subject to Unmatured Debt. In addition to the rights and powers of sale granted under the preceding provisions of this subsection (f), if default is made in the payment of any installment of the Debt and is not cured within applicable cure periods, Lender may, at Lender’s option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Debt to be due and payable, orally or in writing direct Trustee to enforce this Deed of Trust and to sell the Property subject to such unmatured Debt and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Debt, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Debt may be made hereunder whenever there is a default in the payment of any installment of the Debt beyond the applicable cure period, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Debt or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Debt.

(iv) Partial Foreclosure. Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the Debt is paid in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Lender, sell not only the Land and the Improvements, but also the Fixtures and other interests constituting a part of the Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit any of the Property at any sale. Any sale of personal property made hereunder shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with, or as part of, and upon the same notice as required for the sale of real property under the power of sale granted herein.

(v) Trustee’s Deeds. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Borrower, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Borrower. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Lender, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Debt, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Lender or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and Borrower does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

Section 17.4 Inapplicability of Credit Code. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the loan evidenced by the Loan Documents and/or secured hereby.

Section 17.5 Entire Agreement. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Section 17.6 Maturity Date. The obligations under the Note have a final maturity date of March 1, 2017.

Section 17.7 Notice of Indemnification. BORROWER ACKNOWLEDGES THAT THIS DEED OF TRUST PROVIDES FOR INDEMNIFICATION OF LENDER AND TRUSTEE BY BORROWER. EXCEPT FOR THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT, BAD FAITH, FRAUD, OR ILLEGAL ACTS OF LENDER, ITS AGENTS, EMPLOYEES OR CONTRACTORS WHICH SHALL BE EXCLUDED FROM THE INDEMNIFICATION OF BORROWER, IT IS SPECIFICALLY INTENDED BY BORROWER, LENDER, AND TRUSTEE THAT ALL INDEMNITY DEBT AND LIABILITIES ASSUMED BY BORROWER HEREUNDER BE WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF (INCLUDING PREEXISTING CONDITIONS), STRICT LIABILITY, OR THE NEGLIGENCE OF ANY PARTY OR PARTIES (INCLUDING LENDER AND TRUSTEE) WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR PASSIVE. THE PARTIES SPECIFICALLY INTEND THAT LENDER AND TRUSTEE ARE TO BE INDEMNIFIED AGAINST THEIR OWN NEGLIGENCE, BUT NOT THEIR OWN GROSS NEGLIGENCE.

Section 17.8 Future Advances. This Deed of Trust shall secure any and all future advances of the proceeds of the Loan made to Borrower by Lender pursuant to and in accordance with the terms of the Loan Agreement. This provision shall not constitute an obligation upon or commitment of Lender to make additional advances or loans to Borrower.

Section 17.9 TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE: (A) BORROWER IS REQUIRED TO: (I) KEEP THE PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT SPECIFIED IN THE LOAN DOCUMENTS; (II) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (III) NAME LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS AS AND TO THE EXTENT REQUIRED IN THE LOAN DOCUMENTS; (B) BORROWER MUST, IF REQUIRED BY LENDER PURSUANT TO THE LOAN DOCUMENTS, DELIVER TO LENDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN PARAGRAPH (A) OR (B), LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER’S EXPENSE AS AND TO EXTENT EXPLICITLY PERMITTED BY THE LOAN DOCUMENTS.

Section 17.10 Usury Provisions.

(a) Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the Note or the Debt (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to the Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged or received by reason of Lender’s exercise of the option to accelerate the maturity of the Note and/or the Debt, or (iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of the Note and/or the Debt, then it is Borrower’s and Lender’s express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically cancelled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of the Note and/or the Debt (or, if the Note and all Debt have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if the Note has been paid in full before the end of the stated term of the Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against the Note and/or any Debt then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note and/or the Debt then owing by Borrower to Lender. All sums contracted for, charged or received by Lender for the use, forbearance or detention of any debt evidenced by the Note and/or the Debt shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of the Note and/or the Debt (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Note and/or the Debt does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Note and/or the Debt for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Note and/or the Debt. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

(b) Definitions. As used herein, the term “Maximum Lawful Rate” shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as herein defined) made in connection with the transaction evidenced by the Note and the other Loan Documents. As used herein, the term “Charges” shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note and the other Loan Documents, which are treated as interest under applicable law. As used herein, the term “Debt” shall mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Borrower to Lender under the Note.

(c) Ceiling Election. To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or the Debt, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.

Section 17.11 Location, State of Formation and Name of Borrower. Borrower’s:

(a) chief executive office is located at 1900 Main Street, Suite 700, Irvine, California 92614;

(b) state of formation is the State of Delaware;

(c) exact legal name is as set forth in the first paragraph of this Deed of Trust; and

(d) organizational ID is 5097297.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, this Deed of Trust has been executed by Borrower as of the day and year first above written.

BORROWER:

TNP SRT WOODLAND WEST, LLC, a Delaware limited liability company

By:	TNP SRT Woodland West Holdings, LLC, a Delaware limited liability company, its sole member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ James Wolford
			Name:	James Wolford
			Title:	CFO, Treasurer and Secretary

Signature Page – Deed of Trust

ACKNOWLEDGEMENT

STATE OF	)
	)	ss.
COUNTY OF	)

This instrument was acknowledged before me on February     , 2012, by James Wolford, as CFO, Treasurer and Secretary of TNP Strategic Retail Trust, Inc., a Maryland corporation, on behalf of said corporation, as general partner of TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, as sole member of TNP SRT Woodland West Holdings, LLC, a Delaware limited liability company, as sole member of TNP SRT Woodland West, LLC, a Delaware limited liability company.

Notary Public

Printed Name of Notary

My commission expires:

Signature Page – Deed of Trust

EXHIBIT A

LEGAL DESCRIPTION

TRACT 1:

Lots 3-R-5A, and Lot 5-R-A1, of Woodlands West Shopping Center, an addition to the City of Arlington, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 3671, Plat Records, Tarrant County, Texas, as corrected by Affidavit dated                         , filed                     .

TRACT 2: EASEMENT ESTATE

Lot 3-R-3 of Revision Lot 3, Woodlands West Shopping Center, an addition to the City of Arlington, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-118, Page 14, Plat Records, Tarrant County, Texas.

TRACT 3: EASEMENT ESTATE

Lot 3-R-4 of Woodlands West Shopping Center, an addition to the City of Arlington, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 2857, Plat Records, Tarrant County, Texas.